UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2007 (January 9, 2007)

SUN WORLD PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52365

(Commission File Number)

20-4395271

(IRS Employer Identification No.)

1601-14 Street SW., Calgary, Alberta T3C 1E3

(Address of principal executive offices and Zip Code)

(403) 228-2483

Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.

CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OF OFFICERS

Election of Director:

On January 9, 2007, Mr. Tom Zapatinas was appointed to the Board of Directors of Sun World Partners, Inc.   Mr. Zapatinas has been a self employed business consultant since August, 1997.  In June of 1998, Mr. Zapatinas founded Prolific Smart Card Software Systems Inc. which became a reporting issuer on the TSX Venture Exchange in Canada.   Mr. Zapatinas resigned from Prolific in May 29, 2001 to go back to his consulting practice.   He brings experience in financing, corporate development and mergers and acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN WORLD PARTNERS, INC.

By:  /s/ Kimberley Coonfer

Name: Kimberley Coonfer

Title: President, Chief Executive Officer

Date: March 19, 2007

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